UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   July 24, 2013

        CONSTELLATION BRANDS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-08495	16-0716709
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

207 High Point Drive, Building 100, Victor, NY 14564

(Address of Principal Executive Offices)       (Zip Code)

Registrant’s telephone number, including area code        (585) 678-7100

                                     Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)	Compensatory Arrangements of Certain Officers.

Constellation Brands, Inc. (the “Company”) is providing to certain of its management personnel, including certain of its Executive Officers, certain awards in recognition of significant efforts expended to consummate the Company’s Beer Business Acquisitions (as that term is defined in the Form 8-K dated June 7, 2013 and filed with the Securities and Exchange Commission on June 11, 2013) and as incentives to support the Company’s on-going beer business activities and to accomplish the expansion of the Company’s brewery located in Nava, Coahuila, Mexico on or before June 7, 2016, which date is 36 months from the date of consummation of the Company’s Beer Business Acquisitions. Accordingly, at a meeting held on July 24, 2013, the Human Resources Committee (the “Committee”) of the Company’s Board of Directors (the “Board”) took the following actions with regard to certain compensatory arrangements for certain of the Company’s management personnel, including certain of its Executive Officers.

Restricted Stock Unit Grants

The Committee granted restricted stock units under the Company’s Long-Term Stock Incentive Plan (the “Stock Plan”) to certain of the Company’s management personnel, including certain of its Executive Officers, subject to the provisions of Restricted Stock Unit Agreements, the form of which is filed herewith as Exhibit 10.1 and incorporated herein by reference. The restricted stock units entitle the grantee to receive a single share of the Company’s Class A Common Stock for each restricted stock unit granted under the Stock Plan. On July 24, 2013, which was the date of the restricted stock unit grants, the closing price of the Company’s Class A Common Stock was $50.90 per share. The following table sets forth information regarding grants to those Executive Officers identified below:

Name and Position	Number of Units (1)
Robert Sands, President and Chief Executive Officer	13,100
Robert Ryder, Executive Vice President and Chief Financial Officer	6,550

(1) Unvested restricted stock units under each of the grants are subject to forfeiture upon the occurrence of certain events related to termination of employment. The awarded units vest on July 1, 2016 provided that the recipient of the grant remains employed by the Company or any of its subsidiaries on that date. The grants can vest at an earlier date upon the death or Disability (as that term is defined in the Stock Plan) of the recipient of the award. Under the terms of the Stock Plan, grants become fully vested in the event of a Change in Control (as that term is defined in the Stock Plan).

Performance Share Unit Awards

The Committee awarded performance share units to be settled in the Company’s Class A Common Stock under the Stock Plan to certain of the Company’s management personnel, including certain of its Executive Officers, subject to the provisions of Performance Share Unit Agreements, the form of which is filed herewith as Exhibit 10.2 and incorporated herein by reference. The number of shares of Class A Common Stock to be issued pursuant to the performance share units will depend upon the Company accomplishing the Expansion (as that term is defined in the Performance Share Unit Agreement) on or before June 7, 2016. On July 24, 2013, which was the date of the performance share unit awards, the closing price of the Company’s Class A Common Stock was $50.90 per share. The following table sets forth information regarding target awards to those Executive Officers identified below:

Name	Target Number of Units (1)
Robert Sands	26,200

Robert Ryder	13,100

(1) Unvested performance share units are subject to forfeiture upon the occurrence of certain events related to termination of employment. A participant may vest in his right to receive the applicable number of performance share units if he remains in continuous employment with the Company or any of its subsidiaries until July 1, 2016. The participant will only vest in his right to receive the performance share units if the Company accomplishes the Expansion as set forth in the Performance Share Unit Agreement. Following vesting, any distribution under the award would be settled between July 1, 2016 and July 15, 2016. Target awards can vest at an earlier date upon the death or Disability (as that term is defined in the Performance Share Unit Agreement) of the recipient of the award or in the event of a Change in Control (as that term is defined in the Performance Share Unit Agreement).

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a)              The Annual Meeting of Stockholders (the “Annual Meeting”) of Constellation Brands, Inc. (the “Company”) was held on July 24, 2013.

(b)              At the Annual Meeting, the stockholders of the Company elected Jerry Fowden, Barry A. Fromberg, Robert L. Hanson, Jeananne K. Hauswald, James A. Locke III, Richard Sands, Robert Sands, Judy A. Schmeling, Paul L. Smith, Keith E. Wandell and Mark Zupan as directors of the Company to serve until the next annual meeting of stockholders and until their respective successors are elected and qualified. The other matters considered at the Annual Meeting were a proposal to ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 28, 2014; a proposal to approve, by an advisory vote, the compensation of the Company’s named executive officers as disclosed in the Company’s definitive proxy statement dated June 7, 2013 and filed with the Securities and Exchange Commission on June 14, 2013 (the “Proxy Statement”); and a proposal to amend and restate the Company’s 1989 Employee Stock Purchase Plan as disclosed in the Proxy Statement. The final results of voting on each of the matters submitted to a vote of stockholders are as follows:

1.	Election of Directors.

At the Annual Meeting, the holders of the Company’s Class A Common Stock (the “Class A Stock”), voting as a separate class, elected the Company’s slate of director nominees designated to be elected by the holders of the Class A Stock, and the holders of the Company’s Class A Stock and Class B Common Stock (the “Class B Stock”), voting together as a single class with holders of Class A Stock having one (1) vote per share and holders of Class B Stock having ten (10) votes per share, elected the Company’s slate of director nominees designated to be elected by the holders of the Class A Stock and the Class B Stock. The eleven directors described in (b) above were elected by a plurality of the votes cast, as set forth below:

Nominee	Votes For	Withheld	Broker Non-Votes

Directors Elected by the Holders of Class A Stock (voting as a separate class):
Barry A. Fromberg	100,611,139	35,250,516	8,915,204
Jeananne K. Hauswald	132,036,224	3,825,431	8,915,204
Paul L. Smith	100,150,159	35,711,496	8,915,204
Directors Elected by the Holders of Class A Stock and Class B Stock (voting together as a single class):
Jerry Fowden	359,394,253	6,377,752	13,013,404
Robert L. Hanson	365,176,117	595,888	13,013,404
James A. Locke III	303,731,323	62,040,682	13,013,404
Richard Sands	358,147,762	7,624,243	13,013,404
Robert Sands	362,744,716	3,027,289	13,013,404
Judy A. Schmeling	365,213,961	558,044	13,013,404
Keith E. Wandell	362,043,068	3,728,937	13,013,404
Mark Zupan	329,664,650	36,107,355	13,013,404

2.         Ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 28, 2014.

At the Annual Meeting, the holders of Class A Stock and the holders of Class B Stock, voting together as a single class with holders of Class A Stock having one (1) vote per share and holders of Class B Stock having ten (10) votes per share, ratified the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 28, 2014, as set forth below:

Votes For:	377,037,315
Votes Against:	1,582,328
Abstentions:	165,990
Broker Non-Votes:	0

3.        Proposal to approve, by an advisory vote, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement.

At the Annual Meeting, the holders of Class A Stock and the holders of Class B Stock, voting together as a single class with holders of Class A Stock having one (1) vote per share and holders of Class B Stock having ten (10) votes per share, approved, on an advisory basis, the compensation of the named executive officers as disclosed in the Proxy Statement, as set forth below:

Votes For:	360,586,940
Votes Against:	4,560,616
Abstentions:	624,673
Broker Non-Votes:	13,013,404

4.	Proposal to approve the amendment and restatement of the Company’s 1989 Employee Stock Purchase Plan.

At the Annual Meeting, the holders of Class A Stock and the holders of Class B Stock, voting together as a single class with holders of Class A Stock having one (1) vote per share and holders of Class B Stock having ten (10) votes per share, approved the amendment and restatement of the 1989 Employee Stock Purchase Plan, as set forth below:

Votes For:	364,811,346
Votes Against:	752,530
Abstentions:	208,353
Broker Non-Votes:	13,013,404

A copy of the Company’s 1989 Employee Stock Purchase Plan, as approved by stockholders and adopted by the Company, is filed as Exhibit 99.1 hereto.

Item 9.01.	Financial Statements and Exhibits.

	(a)	Financial statements of businesses acquired.

Not applicable.

	(b)	Pro forma financial information.

Not applicable.

	(c)	Shell company transactions.

Not applicable.

	(d)	Exhibits.

The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit No.	Description

10.1	Form of Restricted Stock Unit Agreement with respect to the Company’s Long-Term Stock Incentive Plan (relating to cliff vested awards).

10.2	Form of Performance Share Unit Agreement with respect to the Company’s Long-Term Stock Incentive Plan (relating to brewery expansion awards).

99.1	Constellation Brands, Inc. 1989 Employee Stock Purchase Plan (amended and restated as of July 24, 2013).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 26, 2013	CONSTELLATION BRANDS, INC.

	By:	/s/ Robert Ryder
Robert Ryder
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

(1)	UNDERWRITING AGREEMENT

Not Applicable.

(2)	PLAN OF ACQUISITION, REORGANIZATION, ARRANGEMENT, LIQUIDATION OR SUCCESSION

Not Applicable.

(3)	ARTICLES OF INCORPORATION AND BYLAWS

Not Applicable.

(4)	INSTRUMENTS DEFINING THE RIGHTS OF SECURITY HOLDERS, INCLUDING INDENTURES

Not Applicable.

(7)	CORRESPONDENCE FROM AN INDEPENDENT ACCOUNTANT REGARDING NON-RELIANCE ON A PREVIOUSLY ISSUED AUDIT REPORT OR COMPLETED INTERIM REVIEW

Not Applicable.

(10)	MATERIAL CONTRACTS

(10.1)	Form of Restricted Stock Unit Agreement with respect to the Company’s Long-Term Stock Incentive Plan (relating to cliff vested awards) (filed herewith). *

(10.2)	Form of Performance Share Unit Agreement with respect to the Company’s Long-Term Stock Incentive Plan (relating to brewery expansion awards) (filed herewith). *

(14)	CODE OF ETHICS

Not Applicable.

(16)	LETTER RE CHANGE IN CERTIFYING ACCOUNTANT

Not Applicable.

(17)	CORRESPONDENCE ON DEPARTURE OF DIRECTOR

Not Applicable.

(20)	OTHER DOCUMENTS OR STATEMENTS TO SECURITY HOLDERS

Not Applicable.

(23)	CONSENTS OF EXPERTS AND COUNSEL

Not Applicable.

(24)	POWER OF ATTORNEY

Not Applicable.

(99)	ADDITIONAL EXHIBITS

(99.1)	Constellation Brands, Inc. 1989 Employee Stock Purchase Plan (amended and restated as of July 24, 2013) (filed herewith). *

(100)	XBRL-RELATED DOCUMENTS

Not Applicable.

(101)	INTERACTIVE DATA FILE

Not Applicable.

     *         Designates management contract or compensatory plan or arrangement.